Exhibit 99.1

Collateral Summary
Initial Aggregate Mortgage Loans (as of the Statistical Calculation Date) -
HEL's, HEL 125's, HELOC's and HELOC 125's

----------------------------------------------------------------------------------------------------------
Total Number of Loans:                                                                             10,618

Total Outstanding Loan Balance:                                                           $449,024,856.62

Average Loan Principal Balance:                                                                $42,289.02

WA Coupon:                                                                                        13.222%
                                                                                      (6.500% to 21.400%)

Index (Excluding HEL's & HEL 125's):                                                                Prime
WA Next Rate Change Date (Excluding HEL's & HEL 125's):                                           1 Month
Rate Reset Frequency (Excluding HEL's and HEL 125's):                                             Monthly

WA Remaining Term to Maturity (months):                                                               220
                                                                                              (51 to 360)

WA Original Term to Stated Maturity (months):                                                         226
                                                                                              (60 to 360)

WA CLTV:                                                                                          107.09%

WA Debt-to-Income:                                                                                 41.82%

Lien Position:                                                         First Lien:                  1.21%
                                                                      Second Lien:                 96.71%
                                                                       Third Lien:                  2.08%

Property Type:                                             Single-Family Dwelling:                 85.48%
                                                                      Planned Unit                  8.83%
                                                                      Development:
                                                                      Condominium:                  4.72%
                                                                        Leasehold:                  0.76%
                                                                     Multi-Family:                  0.21%

Occupancy Status:                                                  Owner Occupied:                 99.79%
                                                               Non-Owner Occupied:                  0.21%

Geographic Distribution:                                               California:                 25.49%
(states not listed individually account                                   Florida:                  6.24%
for less than 5.00% of the Mortgage                                      Virginia:                  5.53%
Loan principal balance)

Credit Quality:                                                         Excellent:                 75.28%
(per Irwin's Guidelines)                                                 Superior:                 15.89%
                                                                             Good:                  7.60%
                                                                        Non-Prime:                  0.75%
                                                                             Fair:                  0.47%

Prepayment Penalty:                                         No Prepayment Penalty:                 17.00%
                                                                         6 Months:                  0.01%
                                                                        12 Months:                  0.02%
                                                                        24 Months:                  0.56%
                                                                        36 Months:                 34.68%
                                                                        42 Months:                  0.02%
                                                                        48 Months:                  0.20%
                                                                        60 Months:                 47.52%

Origination Channel:                                                  Direct Mail:                 44.48%
                                                                           Broker:                 24.80%
                                                                    Correspondent:                 24.00%
                                                                      Acquisition:                  6.72%

Collateral Summary
Initial Group I Mortgage Loans (as of the Statistical Calculation Date) -
HEL's

----------------------------------------------------------------------------------------------------------

Total Number of Loans:                                                                              2,825

Total Outstanding Loan Balance:                                                           $125,014,281.55

Average Loan Principal Balance:                                                                $44,252.84

WA Coupon:                                                                                        11.442%
                                                                                      (7.000% to 20.280%)

WA Remaining Term to Maturity (months):                                                               215
                                                                                              (51 to 360)

WA Original Term to Stated Maturity (months):                                                         219
                                                                                              (60 to 360)

WA CLTV:                                                                                           91.56%

WA Debt-to-Income:                                                                                 40.90%

Lien Position:                                                        First Lien:                   2.17%
                                                                     Second Lien:                  96.72%
                                                                      Third Lien:                   1.11%

Property Type:                                            Single-Family Dwelling:                  84.86%
                                                        Planned Unit Development:                   9.73%
                                                                     Condominium:                   4.35%
                                                                       Leasehold:                   0.63%
                                                                    Multi-Family:                   0.43%

Occupancy Status:                                                 Owner Occupied:                  99.59%
                                                              Non-Owner Occupied:                   0.41%

Geographic Distribution:                                              California:                  40.33%
(states not listed individually account                                 Virginia:                   5.52%
for less than 5.00% of the Mortgage                                   New Jersey:                   5.24%
Loan principal balance)                                                  Florida:                   5.17%

Credit Quality:                                                        Excellent:                  75.06%
(per Irwin's Guidelines)                                                Superior:                  16.53%
                                                                            Good:                   7.82%
                                                                            Fair:                   0.49%
                                                                       Non-Prime:                   0.09%

Prepayment Penalty:                                        No Prepayment Penalty:                  12.05%
                                                                       12 Months:                   0.06%
                                                                       24 Months:                   1.29%
                                                                       36 Months:                  31.96%
                                                                       48 Months:                   0.26%
                                                                       60 Months:                  54.39%

Origination Channel:                                                 Direct Mail:                  55.63%
                                                                   Correspondent:                  22.98%
                                                                          Broker:                  21.38%

Collateral Summary
Initial Group II Mortgage Loans (as of the Statistical Calculation Date) -
HEL 125's

----------------------------------------------------------------------------------------------------------
Total Number of Loans:                                                                              5,011

Total Outstanding Loan Balance:                                                           $212,084,042.65

Average Loan Principal Balance:                                                                $42,323.70

WA Coupon:                                                                                        14.999%
                                                                                      (8.900% to 21.400%)

WA Remaining Term to Maturity (months):                                                               229
                                                                                              (58 to 300)

WA Original Term to Stated Maturity (months):                                                         231
                                                                                              (60 to 300)

WA CLTV:                                                                                          118.31%

WA Debt-to-Income:                                                                                 41.80%

Lien Position:                                                        Second Lien:                 98.74%
                                                                       Third Lien:                  1.26%

Property Type:                                             Single-Family Dwelling:                 84.36%
                                                         Planned Unit Development:                  9.63%
                                                                      Condominium:                  5.25%
                                                                        Leasehold:                  0.72%
                                                                     Multi-Family:                  0.04%

Occupancy Status:                                                  Owner Occupied:                 99.96%
                                                               Non-Owner Occupied:                  0.04%

Geographic Distribution:                                               California:                 18.26%
(states not listed individually account                                   Florida:                  7.66%
for less than 5.00% of the Mortgage                                      Maryland:                  6.88%
Loan principal balance)                                                  Virginia:                  6.57%
                                                                             Ohio:                  5.42%

Credit Quality:                                                         Excellent:                 76.92%
(per Irwin's Guidelines)                                                 Superior:                 15.58%
                                                                             Good:                  7.42%
                                                                             Fair:                  0.09%

Prepayment Penalty:                                         No Prepayment Penalty:                 11.99%
                                                                         6 Months:                  0.02%
                                                                        24 Months:                  0.18%
                                                                        36 Months:                 44.20%
                                                                        42 Months:                  0.04%
                                                                        48 Months:                  0.14%
                                                                        60 Months:                 43.43%

Origination Channel:                                                Correspondent:                 37.27%
                                                                      Direct Mail:                 34.65%
                                                                           Broker:                 28.08%

Collateral Summary
Initial Group III Mortgage Loans (as of the Statistical Calculation Date) -
HELOC's and HELOC 125's

---------------------------------------------------------------------------------------------------------
Total Number of Loans:                                                                              2,782

Total Outstanding Loan Balance:                                                           $111,926,532.42

Average Loan Principal Balance:                                                                $40,232.40

WA Coupon:                                                                                        11.842%
                                                                                     (6.500%  to 18.400%)

Index:                                                                                              Prime
WA Margin:                                                                                          5.03%
WA Lifetme Cap:                                                                                    20.32%
WA Lifetme Floor:                                                                                  10.61%
WA Next Rate Change Date:                                                                         1 month
Rate Reset Frequency:                                                                             Monthly

WA Remaining Term to Maturity (months):                                                               206
                                                                                              (56 to 240)

WA Original Term to Stated Maturity (months):                                                         224
                                                                                             (180 to 300)

WA CLTV:                                                                                          103.16%

WA Debt-to-Income:                                                                                 42.89%

Lien Position:                                                         First Lien:                  2.44%
                                                                      Second Lien:                 92.86%
                                                                       Third Lien:                  4.70%

Property Type:                                             Single-Family Dwelling:                 88.31%
                                                         Planned Unit Development:                  6.28%
                                                                      Condominium:                  4.14%
                                                                        Leasehold:                  0.99%
                                                                     Multi-Family:                  0.28%

Occupancy Status:                                                  Owner Occupied:                 99.66%
                                                               Non-Owner Occupied:                  0.34%

Geographic Distribution:                                               California:                 22.59%
(states not listed individually account                                  Illinois:                  7.72%
for less than 5.00% of the Mortgage                                      New York:                  6.11%
Loan principal balance)                                                Washington:                  5.12%

Credit Quality:                                                         Excellent:                 72.43%
(per Irwin's Guidelines)                                                 Superior:                 15.79%
                                                                             Good:                  7.71%
                                                                        Non-Prime:                  2.89%
                                                                             Fair:                  1.18%

Prepayment Penalty:                                         No Prepayment Penalty:                 32.01%
                                                                        24 Months:                  0.49%
                                                                        36 Months:                 19.68%
                                                                        48 Months:                  0.23%
                                                                        60 Months:                 47.58%

Origination Channel:                                                  Direct Mail:                 50.63%
                                                                     Acquisitions:                 26.95%
                                                                           Broker:                 22.41%

In the following tables, the percentages of the Statistical Calculation Date of principal balances may not add up to exactly 100.00% due to rounding.

Initial Aggregate Mortgage Loans

Lien Position of Initial Aggregate Mortgage Loans

                                                                     Unpaid      Percentage of Statistical
                             Number of Initial            Principal Balance     Calculation Date Principal
                            Aggregate Mortgage         of Initial Aggregate   Balance of Initial Aggregate
   Lien Position                         Loans               Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   First Lien                             106                 $5,443,097.43                      1.21%
   Second Lien                         10,271                434,255,294.94                     96.71
   Third Lien                             241                  9,326,464.25                      2.08
   -------------------------------------------------------------------------------------------------------
       Total                           10,618               $449,024,856.62                    100.00%
   -------------------------------------------------------------------------------------------------------

Mortgage Interest Rates of Initial Aggregate Mortgage Loans

                                                                     Unpaid      Percentage of Statistical
                             Number of Initial            Principal Balance     Calculation Date Principal
   Mortgage                 Aggregate Mortgage         of Initial Aggregate   Balance of Initial Aggregate
   Interest Rates(%)                     Loans               Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
     6.000     to     6.999                 11                  $703,163.28                       0.16%
     7.000     to     7.999                174                 9,865,191.90                       2.20
     8.000     to     8.999                348                16,193,684.43                       3.61
     9.000     to     9.999                735                35,926,341.97                       8.00
    10.000     to    10.999                930                44,095,724.48                       9.82
    11.000     to    11.999              1,343                58,517,897.78                      13.03
    12.000     to    12.999              1,378                56,150,443.69                      12.50
    13.000     to    13.999              1,473                64,595,530.74                      14.39
    14.000     to    14.999              1,278                53,462,885.63                      11.91
    15.000     to    15.999                957                36,667,083.33                       8.17
    16.000     to    16.999                734                28,468,199.67                       6.34
    17.000     to    17.999                579                21,458,752.28                       4.78
    18.000     to    18.999                360                12,381,032.85                       2.76
    19.000     to    19.999                248                 8,488,941.57                       1.89
    20.000     +                            70                 2,049,983.02                       0.46
   --------------------------------------------------------------------------------------------------------
     Total                              10,618              $449,024,856.62                     100.00%
   --------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Aggregate Mortgage
Loans as of the Statistical Calculation Date is approximately 13.222% per annum.

Initial Aggregate Mortgage Loans

Credit Limit Utilization Rates of Initial Aggregate Mortgage Loans

                                                                     Unpaid      Percentage of Statistical
                             Number of Initial            Principal Balance     Calculation Date Principal
   Credit Limit             Aggregate Mortgage         of Initial Aggregate   Balance of Initial Aggregate
   Utilization Rates(%)                  Loans               Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
    0.001    to     5.000                   11                   $54,876.68                       0.01%
    5.001    to    10.000                    7                    36,192.29                       0.01
   10.001    to    15.000                    6                    21,842.20                          *
   15.001    to    20.000                    6                    64,106.99                       0.01
   20.001    to    25.000                    4                    32,511.14                       0.01
   25.001    to    30.000                    9                   186,277.02                       0.04
   30.001    to    35.000                   12                   246,817.41                       0.05
   35.001    to    40.000                    9                   118,598.78                       0.03
   40.001    to    45.000                   14                   263,533.96                       0.06
   45.001    to    50.000                   16                   399,123.25                       0.09
   50.001    to    55.000                   22                   502,514.14                       0.11
   55.001    to    60.000                   44                 1,024,979.94                       0.23
   60.001    to    65.000                   89                 2,027,049.15                       0.45
   65.001    to    70.000                  112                 2,667,507.57                       0.59
   70.001    to    75.000                   50                 1,472,867.60                       0.33
   75.001    to    80.000                   45                 1,208,086.27                       0.27
   80.001    to    85.000                   53                 1,590,694.13                       0.35
   85.001    to    90.000                   92                 3,043,715.35                       0.68
   90.001    to    95.000                  204                 6,620,055.20                       1.47
   95.001    to    100.000               9,813               427,443,507.55                      95.19
 ------------------------------------------------------------------------------------------------------
   Total                                10,618              $449,024,856.62                     100.00%
 --------------------------------------------------------------------------------------------------------

The weighted average credit limit utilization rate of the initial Aggregate
Mortgage Loans as of the Statistical Calculation Date is approximately 98.57%.

*Greater than 0.000% but less than 0.005%.

Initial Aggregate Mortgage Loans

Combined Loan-to-Value Ratios of Initial Aggregate Mortgage Loans

                                                                     Unpaid      Percentage of Statistical
                             Number of Initial            Principal Balance     Calculation Date Principal
   Combined Loan-to-        Aggregate Mortgage         of Initial Aggregate   Balance of Initial Aggregate
   Value Ratios(%)                       Loans               Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
     0.001  to   40.000                     39               $1,546,377.79                       0.34%
    40.001  to   50.000                     24                  922,146.24                       0.21
    50.001  to   60.000                     64                3,888,999.06                       0.87
    60.001  to   70.000                    135                6,585,906.81                       1.47
    70.001  to   80.000                    395               16,339,924.96                       3.64
    80.001  to   90.000                    922               39,293,727.95                       8.75
    90.001  to  100.000                  2,672              112,864,483.34                      25.14
   100.001  to  110.000                  1,013               37,467,557.59                       8.34
   110.001  to  120.000                  2,353               96,814,127.54                      21.56
   120.001  to  130.000                  3,001              133,301,605.34                      29.69
  ---------------------------------------------------------------------------------------------------
    Total                               10,618             $449,024,856.62                     100.00%
  ----------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Aggregate
Mortgage Loans as of the Statistical Calculation Date are approximately 8.86%
and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Aggregate Mortgages Loans is approximately 107.09%. The "combined loan-to-value ratio" of an initial
Aggregate Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial
Aggregate Mortgage Loan plus the principal balance of such initial Aggregate
Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.

Principal Balances of Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Principal Balances                           Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
       $0.01   to    $25,000.00                 2,485           $50,659,233.49                      11.28%
  $25,000.01   to    $50,000.00                 5,566           206,205,241.66                      45.92
  $50,000.01   to    $75,000.00                 1,781           109,311,867.97                      24.34
  $75,000.01   to   $100,000.00                   563            49,666,736.64                      11.06
 $100,000.01   to   $125,000.00                   111            12,623,408.03                       2.81
 $125,000.01   to   $150,000.00                    50             6,939,187.69                       1.55
 $150,000.01   to   $175,000.00                    20             3,265,289.28                       0.73
 $175,000.01   to   $200,000.00                    18             3,424,232.34                       0.76
 $200,000.01   to   $300,000.00                    19             4,831,698.96                       1.08
 $300,000.01   to   $400,000.00                     2               765,000.00                       0.17
 $400,000.01   to   $500,000.00                     3             1,332,960.56                       0.30
 ---------------------------------------------------------------------------------------------------------
    Total                                      10,618          $449,024,856.62                     100.00%
 ---------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately $42,289.02.

Initial Aggregate Mortgage Loans

Mortgaged Properties Securing Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Principal Balances                           Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Single-Family Dwelling                      9,153           $383,847,771.94                     85.48%
   Planned Unit Development                      782             39,633,092.56                      8.83
   Condominium                                   558             21,189,832.99                      4.72
   Leasehold                                     100              3,420,582.90                      0.76
   Multi-Family                                   25                933,576.23                      0.21
   ----------------------------------------------------------------------------------------------------------
        Total                                 10,618           $449,024,856.62                    100.00%
   -----------------------------------------------------------------------------------------------------------

Original Term to Maturity of Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Original Term to                Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Maturity (months)                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
      0     to     60                               2               $32,516.04                       0.01%
     61     to    120                             522            15,040,823.23                       3.35
     121    to    180                           4,948           191,281,577.28                      42.60
     181    to    240                           2,804           126,453,764.23                      28.16
     241    to    300                           2,341           116,156,793.87                      25.87
     301    to    360                               1                59,381.97                       0.01
   --------------------------------------------------------------------------------------------------------
    Total                                      10,618          $449,024,856.62                     100.00%
   --------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Aggregate Mortgage
Loans as of the Statistical Calculation Date is approximately 226 months.

Remaining Term to Maturity of Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Remaining Term to               Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Maturity (months)                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
       0      to        60                        135            $2,620,445.50                      0.58%
      61      to       120                        676            20,992,944.18                      4.68
     121      to       180                      4,793           187,456,380.58                     41.75
     181      to       240                      2,685           122,359,364.99                     27.25
     241      to       300                      2,328           115,536,339.40                     25.73
     301      to       360                          1                59,381.97                      0.01
   -----------------------------------------------------------------------------------------------------------
       Total                                   10,618          $449,024,856.62                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Aggregate
Mortgage Loans as of the Statistical Calculation Date is approximately 220 months.

Initial Aggregate Mortgage Loans

Year of Origination of Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Year of Origination                          Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
          2001                                  9,224          $405,762,801.12                    90.37%
          2000                                    163             5,727,379.58                      1.28
          1999                                     59             2,141,761.96                      0.48
          1998                                    280             9,523,188.97                      2.12
          1997                                    234             7,687,559.53                      1.71
          1996                                    324             7,317,261.35                      1.63
          1995                                    219             7,010,873.39                      1.56
          1994                                     52             1,541,926.28                      0.34
          1993                                     25               752,406.91                      0.17
          1992                                     22               914,413.16                      0.20
          1991                                      7               259,150.58                      0.06
          1990                                      7               271,858.06                      0.06
          1989                                      2               114,275.73                      0.03
   -----------------------------------------------------------------------------------------------------------
         Total                                 10,618          $449,024,856.62                   100.00%
   -----------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Aggregate Mortgage
Loan as of the Statistical Calculation Date is October 1989 and the latest month and year of origination of any initial Aggregate Mortgage loan as of the
Statistical Calculation Date is August 2001.

Occupancy Type of Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Occupancy Type                               Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Owner Occupied                              10,591          $448,061,558.57                    99.79%
   Non-Owner Occupied                              27               963,298.05                     0.21
   -----------------------------------------------------------------------------------------------------------
          Total                                10,618          $449,024,856.62                   100.00%
   -----------------------------------------------------------------------------------------------------------

Credit Quality of Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Credit Quality                               Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Excellent                                    7,545         $338,037,954.42                    75.28%
   Superior                                     1,887           71,370,731.92                    15.89
   Good                                         1,008           34,135,863.20                     7.60
   Fair                                            60            2,130,797.92                     0.47
   Non-Prime                                      118            3,349,509.16                     0.75
   -----------------------------------------------------------------------------------------------------------
        Total                                  10,618         $449,024,856.62                   100.00%
   -----------------------------------------------------------------------------------------------------------

Credit Grades run from Excellent to Superior to Good to Fair to Non-Prime in descending order.

Initial Aggregate Mortgage Loans

Geographic Distribution of Mortgaged Properties Securing
Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   State                                        Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   California                                   2,214          $114,436,135.10                     25.49%
   Florida                                        786            28,013,584.21                      6.24
   Virginia                                       584            24,823,753.97                      5.53
   Maryland                                       513            22,208,928.82                      4.95
   Ohio                                           541            19,814,222.43                      4.41
   Illinois                                       481            19,667,310.78                      4.38
   Washington                                     428            18,517,300.58                      4.12
   New Jersey                                     392            18,033,957.12                      4.02
   Pennsylvania                                   416            17,016,518.21                      3.79
   Georgia                                        451            16,892,209.59                      3.76
   Arizona                                        457            16,860,026.93                      3.75
   Michigan                                       435            16,106,663.06                      3.59
   Colorado                                       318            15,027,744.31                      3.35
   Oregon                                         265            11,012,406.74                      2.45
   Nevada                                         288            10,712,278.86                      2.39
   Missouri                                       256             9,353,700.58                      2.08
   Other (<2%)                                  1,793            70,528,115.33                     15.71
   ----------------------------------------------------------------------------------------------------------
        Total                                  10,618          $449,024,856.62                    100.00%
   ----------------------------------------------------------------------------------------------------------

No more than approximately 0.32% of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratios of Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Debt-to-Income                  Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Ratios(%)                                    Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
     5.001       to    10.000                       1              $31,292.72                       0.01%
    10.001       to    15.000                      13              526,592.03                       0.12
    15.001       to    20.000                      83            3,444,876.08                       0.77
    20.001       to    25.000                     285           10,870,773.49                       2.42
    25.001       to    30.000                     737           28,164,673.19                       6.27
    30.001       to    35.000                   1,334           53,644,590.38                      11.95
    35.001       to    40.000                   1,919           77,892,632.04                      17.35
    40.001       to    45.000                   2,167           88,348,457.21                      19.68
    45.001       to    50.000                   2,717          117,324,509.50                      26.13
    50.001       to    55.000                   1,362           68,776,459.98                      15.32
   -----------------------------------------------------------------------------------------------------------
         Total                                 10,618         $449,024,856.62                     100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Aggregate Mortgage
Loans as of the Statistical Calculation Date is approximately 41.82%.

Initial Aggregate Mortgage Loans

Prepayment Penalty for Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Months Applicable                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
        No Prepayment                           2,101          $76,328,380.71                      17.00%
          Penalty
              6                                     1               37,621.75                       0.01
             12                                     2               70,319.54                       0.02
             24                                    48             2,533,356.91                       0.56
             36                                 3,444           155,730,857.65                      34.68
             42                                     3                86,104.10                       0.02
             48                                    17               883,926.43                       0.20
             60                                 5,002           213,354,289.53                      47.52
   -----------------------------------------------------------------------------------------------------------
             Total                             10,618          $449,024,856.62                     100.00%
   -----------------------------------------------------------------------------------------------------------

Origination Channel for Initial Aggregate Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Aggregate Mortgage     of Initial Aggregate   Balance of Initial Aggregate
   Origination Channel                          Loans           Mortgage Loans                 Mortgage Loans
   ----------------------------------------------------------------------------------------------------------
   Direct Mail                                 4,843            $199,708,634.97                    44.48%
   Broker                                      2,279             111,375,107.79                    24.80
   Correspondent                               2,556             107,772,091.50                    24.00
   Acquisition                                   940              30,169,022.36                     6.72
   ----------------------------------------------------------------------------------------------------------
                                              10,618            $449,024,856.62                   100.00%
        Total
   ----------------------------------------------------------------------------------------------------------

Initial Group I Mortgage Loans

Lien Position of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Lien Position                                Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   First Lien                                     48             $2,708,039.15                     2.17%
   Second Lien                                 2,738            120,914,224.42                    96.72
   Third Lien                                     39              1,392,017.98                     1.11
   -----------------------------------------------------------------------------------------------------------
       Total                                   2,825                $125,014,281.55                   100.00%
   -----------------------------------------------------------------------------------------------------------

Mortgage Interest Rates of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Mortgage Interest                 Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Rates(%)                                     Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
     7.000     to    7.999                      112             $5,833,900.97                       4.67%
     8.000     to    8.999                      204              8,934,695.48                       7.15
     9.000     to    9.999                      360             17,813,150.42                      14.25
    10.000     to   10.999                      413             20,000,826.55                      16.00
    11.000     to   11.999                      546             25,760,818.78                      20.61
    12.000     to   12.999                      476             20,733,650.74                      16.59
    13.000     to   13.999                      418             17,242,581.28                      13.79
    14.000     to   14.999                      196              6,338,724.58                       5.07
    15.000     to   15.999                       76              1,803,473.24                       1.44
    16.000     to   16.999                       16                325,123.48                       0.26
    17.000     to   17.999                        3                117,743.42                       0.09
    19.000     to   19.999                        4                 85,145.01                       0.07
    20.000     +                                  1                 24,447.60                       0.02
   -----------------------------------------------------------------------------------------------------------
        Total                                 2,825           $125,014,281.55                     100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Group I Mortgage
Loans as of the Statistical Calculation Date is approximately 11.442% per annum.

Initial Group I Mortgage Loans

Combined Loan-to-Value Ratios of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Combined                          Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Ratios(%)                                    Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
    0.001     to    40.000                       21               $798,550.81                       0.64%
   40.001     to    50.000                       11                416,027.44                       0.33
   50.001     to    60.000                       41              1,997,631.73                       1.60
   60.001     to    70.000                       70              3,568,701.77                       2.85
   70.001     to    80.000                      227              9,400,248.73                       7.52
   80.001     to    90.000                      568             25,529,614.34                      20.42
   90.001     to   100.000                    1,885             83,186,423.45                      66.54
  100.001     to   105.000                        2                117,083.28                       0.09
   -----------------------------------------------------------------------------------------------------------
        Total                                 2,825           $125,014,281.55                     100.00%
   -----------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Group I
Mortgage Loans as of the Statistical Calculation Date are approximately 13.84%
and 100.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Group I Mortgages Loans is approximately 91.56%. The "combined loan-to-value ratio" of an initial Group I
Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Group I
Mortgage Loan plus the principal balance of such initial Group I Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.

Principal Balances of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Principal Balances                           Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
           $0.01   to  $25,000.00                728            $14,961,312.07                     11.97%
      $25,000.01   to  $50,000.00              1,355             49,404,965.02                     39.52
      $50,000.01   to  $75,000.00                453             27,783,955.33                     22.22
      $75,000.01   to $100,000.00                174             15,198,609.64                     12.16
     $100,000.01   to $125,000.00                 44              4,945,072.60                      3.96
     $125,000.01   to $150,000.00                 34              4,695,876.45                      3.76
     $150,000.01   to $175,000.00                 12              1,973,163.92                      1.58
     $175,000.01   to $200,000.00                 11              2,070,916.87                      1.66
     $200,000.01   to $300,000.00                 12              3,061,449.09                      2.45
     $400,000.01   to $500,000.00                  2                918,960.56                      0.74
   -----------------------------------------------------------------------------------------------------------
        Total                                  2,825           $125,014,281.55                    100.00%
   -----------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately $44,252.84.

Initial Group I Mortgage Loans

Mortgaged Properties Securing Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Property Type                                Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Single-Family Dwelling                     2,443            $106,087,705.70                     84.86%
   Condominium                                  142               5,435,582.93                      4.35
   Planned Unit Development                     204              12,167,423.69                      9.73
   Multi-Family                                  13                 533,098.57                      0.43
   Leasehold                                     23                 790,470.66                      0.63
   -----------------------------------------------------------------------------------------------------------
        Total                                 2,825            $125,014,281.55                    100.00%
   -----------------------------------------------------------------------------------------------------------

Original Term to Maturity of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Original Term                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   to Maturity                                  Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
        0      to       60                         1               $17,689.32                     0.01%
       61      to      120                       313             7,712,599.49                     6.17
      121      to      180                     1,568            65,314,146.83                    52.25
      181      to      240                       297            15,812,853.20                    12.65
      241      to      300                       645            36,097,610.74                    28.87
      301      to      360                         1                59,381.97                     0.05
   -----------------------------------------------------------------------------------------------------------
        Total                                  2,825          $125,014,281.55                   100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Group I Mortgage
Loans as of the Statistical Calculation Date is approximately 219 months.

Remaining Term to Maturity of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Remaining Term                    Group I Mortgage       of Initial Group I     Balance of Initial Group I
   to Maturity                                  Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
      0      to       60                        128             $2,423,996.88                      1.94%
     61      to     120                         186              5,306,291.93                      4.24
    121      to     180                       1,568             65,314,146.83                     52.25
    181      to     240                         297             15,812,853.20                     12.65
    241      to     300                         645             36,097,610.74                     28.87
    301      to     360                           1                 59,381.97                      0.05
   -----------------------------------------------------------------------------------------------------------
       Total                                  2,825           $125,014,281.55                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Group I Mortgage
Loans as of the Statistical Calculation Date is approximately 215 months.

Initial Group I Mortgage Loans

Year of Origination of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Year of Origination                          Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
        2001                                2,621             $120,399,068.45                     96.31%
        2000                                   33                1,418,823.83                      1.13
        1996                                  166                3,120,098.49                      2.50
        1995                                    5                   76,290.78                      0.06
   ---------------------------------------------------------------------------------------------------------
        Total                               2,825             $125,014,281.55                    100.00%
   -----------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Group I Mortgage Loan as of the Statistical Calculation Date is October 1995 and the latest month and year of origination of any initial Group I Mortgage Loan as of the Statistical
Calculation Date is August 2001.

Occupancy Type of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Occupancy Type                               Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Owner Occupied                            2,810             $124,504,104.43                    99.59%
   Non-Owner Occupied                           15                  510,177.12                     0.41
   -----------------------------------------------------------------------------------------------------------
        Total                                2,815             $125,014,281.55                   100.00%
   -----------------------------------------------------------------------------------------------------------

Credit Quality of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Credit Quality                               Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Excellent                                  2,020            $93,840,952.32                    75.06%
   Superior                                     510             20,662,369.44                    16.53
   Good                                         276              9,776,097.82                     7.82
   Fair                                          15                617,512.83                     0.49
   Non-Prime                                      4                117,349.14                     0.09
   -----------------------------------------------------------------------------------------------------------
        Total                                 2,825           $125,014,281.55                   100.00%
   -----------------------------------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good to Fair to Non-Prime in descending order.

Initial Group I Mortgage Loans

Geographic Distribution of Mortgaged Properties Securing
Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   State                                        Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   California                                  921             $50,413,999.13                     40.33%
   Virginia                                    155               6,902,479.56                      5.52
   New Jersey                                  134               6,554,114.78                      5.24
   Florida                                     195               6,466,847.42                      5.17
   Georgia                                     141               5,110,932.65                      4.09
   Illinois                                    110               4,205,838.62                      3.36
   Michigan                                    119               4,179,135.31                      3.34
   Pennsylvania                                105               4,159,188.90                      3.33
   Colorado                                     87               4,106,831.56                      3.29
   Maryland                                    106               4,008,596.69                      3.21
   Washington                                   77               3,236,783.62                      2.59
   Ohio                                         79               2,957,551.38                      2.37
   Arizona                                      76               2,565,078.57                      2.05
   Other (<2%)                                  520              20,146,903.36                     16.12
   ----------------------------------------------------------------------------------------------------------
        Total                                2,825            $125,014,281.55                    100.00%
   ----------------------------------------------------------------------------------------------------------

No more than approximately 0.84% of the initial Group I Mortgage Loans as of the
Statistical Calculation Date are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratios of Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Debt-to-Income                    Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Ratios(%)                                    Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   10.001      to     15.000                      2                 $69,241.91                      0.06%
   15.001      to     20.000                     36               1,244,395.71                      1.00
   20.001      to     25.000                    110               4,072,486.23                      3.26
   25.001      to     30.000                    256              10,111,764.12                      8.09
   30.001      to     35.000                    396              17,008,199.04                     13.61
   35.001      to     40.000                    549              22,973,353.15                     18.38
   40.001      to     45.000                    545              22,726,762.45                     18.18
   45.001      to     50.000                    616              28,381,768.37                     22.70
   50.001      to     55.000                    315              18,426,310.57                     14.74
   ----------------------------------------------------------------------------------------------------------
        Total                                 2,825            $125,014,281.55                    100.00%
   ----------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Group 1 Mortgage Loans as of the Statistical Calculation Date is approximately 40.90%.

Initial Group I Mortgage Loans

Prepayment Penalty for Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Months Applicable                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   No Prepayment Penalty                       393             $15,064,576.35                    12.05%
            12                                   2                  70,319.54                     0.06
            24                                  27               1,613,940.18                     1.29
            36                                 831              39,952,215.02                    31.96
            48                                   6                 319,642.51                     0.26
            60                               1,566              67,993,587.95                    54.39
   -----------------------------------------------------------------------------------------------------------
          Total                              2,825            $125,014,281.55                   100.00%
   -----------------------------------------------------------------------------------------------------------

Origination Channel for Initial Group I Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                     Group I Mortgage       of Initial Group I     Balance of Initial Group I
   Origination Channel                          Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Direct Mail                                1,705             $69,551,548.27                    55.63%
   Correspondent                                643              28,733,098.47                    22.98
   Broker                                       477              26,729,634.81                    21.38
   -----------------------------------------------------------------------------------------------------------
             Total                            2,825            $125,014,281.55                   100.00%
   -----------------------------------------------------------------------------------------------------------

Initial Group II Mortgage Loans

Lien Position of Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                    Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Lien Position                                Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Second Lien                               4,939             $209,408,149.65                     98.74%
   Third Lien                                   72                2,675,893.00                      1.26
   -------------------------------------------------------------------------------------------------------------
       Total                                 5,011             $212,084,042.65                    100.00%
   -------------------------------------------------------------------------------------------------------------

Mortgage Interest Rates of Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Mortgage Interest                Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Rates(%)                                     Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
      8.000     to     8.999                       3             $201,124.44                        0.09%
      9.000     to     9.999                      48            2,770,473.09                        1.31
    10.000      to    10.999                     126            7,340,996.55                        3.46
    11.000      to    11.999                     221           10,984,015.69                        5.18
    12.000      to    12.999                     458           21,196,897.85                        9.99
    13.000      to    13.999                     798           37,545,509.62                       17.70
    14.000      to    14.999                     853           37,772,797.37                       17.81
    15.000      to    15.999                     707           28,126,129.72                       13.26
    16.000      to    16.999                     599           23,774,913.34                       11.21
    17.000      to    17.999                     532           19,820,116.69                        9.35
    18.000      to    18.999                     353           12,121,736.31                        5.72
    19.000      to    19.999                     244            8,403,796.56                        3.96
    20.000      +                                 69            2,025,535.42                        0.96
   --------------------------------------------------------------------------------------------------------------
        Total                                  5,011         $212,084,042.65                      100.00%
   --------------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Group II Mortgage
Loans as of the Statistical Calculation Date is approximately 14.999% per annum.

Combined Loan-to-Value Ratios of Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Combined Loan-to-Value           Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Ratio (%)                                    Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
       100.001     to     110.000                755            $28,637,122.72                   13.50%
       110.001     to     120.000              1,880             77,824,453.32                   36.70
       120.001     to     130.000              2,376            105,622,466.61                   49.80
   -------------------------------------------------------------------------------------------------------------
        Total                                  5,011           $212,084,042.65                  100.00%
   -------------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Group II
Mortgage Loans as of the Statistical Calculation Date are approximately 100.02%
and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Group II Mortgage Loans is approximately 118.31%. The "combined loan-to-value ratio" of an initial Group II
Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Group II
Mortgage Loan plus the principal balance of such initial Group II Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.

Initial Group II Mortgage Loans

Principal Balances of Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                    Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Principal Balance                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
        $0.01   to    $25,000.00               910             $19,779,489.48                      9.33%
   $25,000.01   to    $50,000.00             2,909             109,028,251.01                     51.41
   $50,000.01   to    $75,000.00               893              54,908,564.51                     25.89
   $75,000.01   to   $100,000.00               253              22,529,584.93                     10.62
  $100,000.01   to   $125,000.00                38               4,421,892.05                      2.08
  $125,000.01   to   $150,000.00                 3                 436,536.06                      0.21
  $150,000.01   to   $175,000.00                 3                 498,855.13                      0.24
  $175,000.01   to   $200,000.00                 1                 181,000.00                      0.09
  $200,000.01   to   $300,000.00                 1                 299,869.48                      0.14
   -------------------------------------------------------------------------------------------------------------
        Total                                5,011            $212,084,042.65                    100.00%
   -------------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately $42,323.70.

Mortgaged Properties Securing Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                    Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Property Type                                Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Single-Family Dwelling                   4,220              $178,917,742.31                   84.36%
   Planned Unit Development                   442                20,432,428.80                    9.63
   Condominium                                299                11,124,492.05                    5.25
   Leasehold                                   47                 1,524,875.04                    0.72
   Multi-Family                                 3                    84,504.45                    0.04
   ------------------------------------------------------------------------------------------------------------
        Total                               5,011              $212,084,042.65                  100.00%
   ------------------------------------------------------------------------------------------------------------

Original Term to Maturity of Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Original Term to                 Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Maturity (months)                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
       0      to        60                        1               $14,826.72                       0.01%
      61      to       120                      209             7,328,223.74                       3.46
     121      to       180                    2,449            96,184,541.88                      45.35
     181      to       240                      665            28,883,400.97                      13.62
     241      to       300                    1,687            79,673,049.34                      37.57
   --------------------------------------------------------------------------------------------------------------
        Total                                 5,011          $212,084,042.65                     100.00%
   --------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Group II Mortgage
Loans as of the Statistical Calculation Date is approximately 231 months.

Initial Group II Mortgage Loans

Remaining Term to Maturity of Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Remaining Term to                Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Maturity (months)                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
        0      to        60                      2               $34,996.64                       0.02%
       61      to       120                    208             7,308,053.82                       3.45
      121      to       180                  2,452            96,343,997.51                      45.43
      181      to       240                    666            28,958,266.02                      13.65
      241      to       300                  1,683            79,438,728.66                      37.46
   --------------------------------------------------------------------------------------------------------------
        Total                                5,011          $212,084,042.65                     100.00%
   --------------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Group II Mortgage
Loans as of the Statistical Calculation Date is approximately 229 months.

Year of Origination of Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                    Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Year of Origination                          Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
        2001                                  4,882           $207,806,286.90                      97.98%
        2000                                    129              4,277,755.75                       2.02
   -------------------------------------------------------------------------------------------------------
        Total                                 5,011           $212,084,042.65                     100.00%
   --------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Group II Mortgage Loan as of the Statistical Calculation Date is June 2000 and the latest month and year of origination of any initial Group II Mortgage Loan as of the Statistical
Calculation Date is August 2001.

Occupancy Type of Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                    Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Occupancy Type                               Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Owner Occupied                             5,009           $212,007,375.82                     99.96%
   Non-Owner Occupied                             2                 76,666.83                      0.04
   ------------------------------------------------------------------------------------------------------------
        Total                                 5,011           $212,084,042.65                    100.00%
   ------------------------------------------------------------------------------------------------------------

Credit Quality of Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                    Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Credit Quality                               Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Excellent                                3,602           $163,128,900.57                      76.92%
   Superior                                   922             33,033,339.01                      15.58
   Good                                       481             15,727,671.43                       7.42
   Fair                                         6                194,131.64                       0.09
   -------------------------------------------------------------------------------------------------------------
        Total                               5,011           $212,084,042.65                     100.00%
   -------------------------------------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good to Fair in descending order.

Initial Group II Mortgage Loans

Geographic Distribution of Mortgaged Properties Securing
Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                    Group II Mortgage      of Initial Group II    Balance of Initial Group II
   State                                        Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   California                                 817              $38,733,931.27                       18.26%
   Florida                                    440               16,243,713.44                        7.66
   Maryland                                   326               14,586,780.26                        6.88
   Virginia                                   322               13,943,091.47                        6.57
   Ohio                                       302               11,498,628.11                        5.42
   Arizona                                    262                9,944,629.77                        4.69
   Pennsylvania                               232                9,927,805.06                        4.68
   Washington                                 215                9,546,787.50                        4.50
   Georgia                                    196                7,729,670.48                        3.64
   Nevada                                     179                7,150,675.03                        3.37
   Colorado                                   141                6,977,761.81                        3.29
   Illinois                                   149                6,816,943.25                        3.21
   New Jersey                                 131                6,586,025.24                        3.11
   Michigan                                   154                6,508,979.25                        3.07
   Oregon                                     144                6,138,650.01                        2.89
   Missouri                                   119                4,745,063.27                        2.24
   Other (<2%)                                882               35,004,907.43                       16.51
   -------------------------------------------------------------------------------------------------------------
        Total                               5,011             $212,084,042.65                      100.00%
   -------------------------------------------------------------------------------------------------------------

No more than approximately 0.26% of the initial Group II Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratios of Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Debt-to-Income                   Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Ratios(%)                                    Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
       10.001      to     15.000                 6                 $188,894.21                      0.09%
       15.001      to     20.000                21                1,086,186.89                      0.51
       20.001      to     25.000                79                3,046,878.19                      1.44
       25.001      to     30.000               292               10,853,240.65                      5.12
       30.001      to     35.000               624               25,395,566.52                     11.97
       35.001      to     40.000               998               40,883,941.14                     19.28
       40.001      to     45.000             1,121               45,832,929.05                     21.61
       45.001      to     50.000             1,475               63,639,901.66                     30.01
       50.001      to     55.000               395               21,156,504.34                      9.98
   ------------------------------------------------------------------------------------------------------------
        Total                                5,011             $212,084,042.65                    100.00%
   ------------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 41.80%.

Initial Group II Mortgage Loans

Prepayment Penalty for Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                    Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Months Applicable                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   No Prepayment Penalty                      623               $25,431,806.65                     11.99%
               6                                1                    37,621.75                      0.02
             24                                 9                   375,069.95                      0.18
             36                             2,152                93,748,346.45                     44.20
             42                                 3                    86,104.10                      0.04
             48                                 6                   304,556.12                      0.14
             60                             2,217                92,100,537.63                     43.43
   -----------------------------------------------------------------------------------------------------------
            Total                           5,011              $212,084,042.65                    100.00%
   -----------------------------------------------------------------------------------------------------------

Origination Channel for Initial Group II Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                    Group II Mortgage      of Initial Group II    Balance of Initial Group II
   Origination Channel                          Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Correspondent                              1,913             $79,038,993.03                  37.27%
   Direct Mail                                1,811              73,483,913.61                  34.65
   Broker                                     1,287              59,561,136.01                  28.08
   -----------------------------------------------------------------------------------------------------------
        Total                                 5,011            $212,084,042.65                 100.00%
   -----------------------------------------------------------------------------------------------------------

Initial Group III Mortgage Loans

Lien Position of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Lien Position                                Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   First Lien                                  58               $2,735,058.28                     2.44%
   Second Lien                              2,594              103,932,920.87                    92.86
   Third Lien                                 130                5,258,553.27                     4.70
   -----------------------------------------------------------------------------------------------------------
       Total                                2,782                   $111,926,532.42                   100.00%
   -----------------------------------------------------------------------------------------------------------

Mortgage Interest Rates of Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Mortgage Interest               Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Rates(%)                                     Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
      6.000     to     6.999                    11                $703,163.28                      0.63%
      7.000     to     7.999                    62               4,031,290.93                      3.60
      8.000     to     8.999                   141               7,057,864.51                      6.31
      9.000     to     9.999                   327              15,342,718.46                     13.71
     10.000     to    10.999                   391              16,753,901.38                     14.97
     11.000     to    11.999                   576              21,773,063.31                     19.45
     12.000     to    12.999                   444              14,219,895.10                     12.70
     13.000     to    13.999                   257               9,807,439.84                      8.76
     14.000     to    14.999                   229               9,351,363.68                      8.35
     15.000     to    15.999                   174               6,737,480.37                      6.02
     16.000     to    16.999                   119               4,368,162.85                      3.90
     17.000     to    17.999                    44               1,520,892.17                      1.36
     18.000     to    18.999                     7                 259,296.54                      0.23
   -----------------------------------------------------------------------------------------------------------
        Total                                2,782             $111,926,532.42                   100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Group III Mortgage
Loans as of the Statistical Calculation Date is approximately 11.842% per annum.

Initial Group III Mortgage Loans

Gross Margin of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Gross Margins(%)                             Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
      Less than 0.000                          10                  $578,463.28                       0.52%
     0.000      to    0.999                    53                 3,363,298.12                       3.00
     1.000      to    1.999                   155                 7,780,452.25                       6.95
     2.000      to    2.999                   296                14,278,251.78                      12.76
     3.000      to    3.999                   414                17,598,487.75                      15.72
     4.000      to    4.999                   550                20,692,228.15                      18.49
     5.000      to    5.999                   422                13,154,182.11                      11.75
     6.000      to    6.999                   262                10,293,009.59                       9.20
     7.000      to    7.999                   236                 9,739,050.58                       8.70
     8.000      to    8.999                   163                 6,105,409.45                       5.45
     9.000      to    9.999                   151                 5,792,615.13                       5.18
    10.000      to   10.999                    60                 2,185,687.69                       1.95
    11.000      to   11.999                    10                   365,396.54                       0.33
   -----------------------------------------------------------------------------------------------------------
        Total                               2,782              $111,926,532.42                     100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average gross margin of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 5.03% per annum.

Lifetime Rate Caps of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Lifetime Rate                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Caps(%)                                      Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
    15.000      to   15.999                    47                $3,080,738.44                       2.75%
    16.000      to   16.999                    93                 5,518,804.24                       4.93
    17.000      to   17.999                   130                 6,993,450.85                       6.25
    18.000      to   18.999                   206                10,344,289.20                       9.24
    19.000      to   19.999                 1,176                40,990,016.50                      36.62
    20.000      to   20.999                   234                 9,849,098.52                       8.80
    21.000      to   21.999                   226                 9,339,975.42                       8.34
    22.000      to   22.999                   240                 9,563,279.69                       8.54
    23.000      to   23.999                   201                 7,814,672.23                       6.98
    24.000      to   24.999                   229                 8,432,207.33                       7.53
   -----------------------------------------------------------------------------------------------------------
         Total                              2,782              $111,926,532.42                     100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average lifetime rate cap of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 20.32% per annum.

Initial Group III Mortgage Loans

Lifetime Rate Floors of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Lifetime Rate                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Floors(%)                                    Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
      5.000      to    5.999                    47              $3,080,738.44                      2.75%
      6.000      to    6.999                    96               5,601,670.89                      5.00
      7.000      to    7.999                   167               8,585,348.11                      7.67
      8.000      to    8.999                   254              12,266,964.21                     10.96
      9.000      to    9.999                   368              15,647,702.57                     13.98
     10.000      to   10.999                   439              17,232,793.06                     15.40
     11.000      to   11.999                   529              19,131,382.75                     17.09
     12.000      to   12.999                   427              13,530,393.79                     12.09
     13.000      to   13.999                   227               8,477,331.27                      7.57
     14.000      to   14.999                   143               5,219,779.44                      4.66
     15.000      to   15.999                    65               2,460,734.33                      2.20
     16.000      to   16.999                    15                 538,427.85                      0.48
     17.000      to   17.999                     3                  86,265.71                      0.08
     18.000      to   18.999                     2                  67,000.00                      0.06
   -----------------------------------------------------------------------------------------------------------
        Total                                2,782            $111,926,532.42                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average lifetime rate floor of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 10.61% per annum.

Credit Limit Utilization Rates of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Credit Limit Utilization        Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Rates(%)                                     Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
      0.001     to     5.000                    11                  $54,876.68                       0.05%
      5.001     to    10.000                     4                   32,189.03                       0.03
     10.001     to    15.000                     6                   21,842.20                       0.02
     15.001     to    20.000                     5                   58,955.44                       0.05
     20.001     to    25.000                     4                   32,511.14                       0.03
     25.001     to    30.000                     8                  174,421.08                       0.16
     30.001     to    35.000                    12                  246,817.41                       0.22
     35.001     to    40.000                     8                  111,007.97                       0.10
     40.001     to    45.000                     8                  184,328.08                       0.16
     45.001     to    50.000                    16                  399,123.25                       0.36
     50.001     to    55.000                    19                  465,357.91                       0.42
     55.001     to    60.000                    21                  576,960.94                       0.52
     60.001     to    65.000                    32                  874,408.66                       0.78
     65.001     to    70.000                    43                1,247,124.97                       1.11
     70.001     to    75.000                    34                1,172,253.78                       1.05
     75.001     to    80.000                    42                1,124,384.91                       1.00
     80.001     to    85.000                    51                1,560,297.58                       1.39
     85.001     to    90.000                    90                3,001,064.36                       2.68
     90.001     to    95.000                   191                6,191,200.18                       5.53
     95.001     to   100.000                 2,177               94,397,406.85                      84.34
   -----------------------------------------------------------------------------------------------------------
        Total                                2,782             $111,926,532.42                     100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average credit limit utilization rate of the initial Group III
Mortgage Loans as of the Statistical Calculation Date is approximately 96.29%.

Initial Group III Mortgage Loans

Combined Loan-to-Value Ratios of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Combined Loan-to-Value          Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Ratios(%)                                    Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
          0.001    to      40.000                 18               $747,826.98                      0.67%
        40.001     to      50.000                 13                506,118.80                      0.45
        50.001     to      60.000                 23              1,891,367.33                      1.69
        60.001     to      70.000                 65              3,017,205.04                      2.70
        70.001     to      80.000                168              6,939,676.23                      6.20
        80.001     to      90.000                354             13,764,113.61                     12.30
        90.001     to     100.000                787             29,678,059.89                     26.52
       100.001     to     110.000                256              8,713,351.59                      7.78
       110.001     to     120.000                473             18,989,674.22                     16.97
       120.001     to     125.000                625             27,679,138.73                     24.73
   -----------------------------------------------------------------------------------------------------------
        Total                                  2,782           $111,926,532.42                    100.00%
   -----------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Group III
Mortgage Loans as of the Statistical Calculation Date are approximately 8.86%
and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Group III Mortgages is approximately 103.16%. The "combined loan-to-value ratio" of an initial Group
III Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Group III
Mortgage Loan plus the principal balance of such initial Group III Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.

Principal Balances of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Principal Balances                           Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
           $0.01   to    $25,000.00              847            $15,918,431.94                     14.22%
      $25,000.01   to    $50,000.00            1,302             47,772,025.63                     42.68
      $50,000.01   to    $75,000.00              435             26,619,348.13                     23.78
      $75,000.01   to   $100,000.00              136             11,938,542.07                     10.67
     $100,000.01   to   $125,000.00               29              3,256,443.38                      2.91
     $125,000.01   to   $150,000.00               13              1,806,775.18                      1.61
     $150,000.01   to   $175,000.00                5                793,270.23                      0.71
     $175,000.01   to   $200,000.00                6              1,172,315.47                      1.05
     $200,000.01   to   $300,000.00                6              1,470,380.39                      1.31
     $300,000.01   to   $400,000.00                2                765,000.00                      0.68
     $400,000.01   to   $500,000.00                1                414,000.00                      0.37
   -----------------------------------------------------------------------------------------------------------
        Total                                  2,782           $111,926,532.42                    100.00%
   -----------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately $40,232.40.

Initial Group III Mortgage Loans

Mortgaged Properties Securing Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Property Type                                Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Single-Family Dwelling                     2,490             $98,842,323.93                     88.31%
   Planned Unit Development                     136               7,033,240.07                      6.28
   Condominium                                  117               4,629,758.01                      4.14
   Leasehold                                     30               1,105,237.20                      0.99
   Multi-Family                                   9                 315,973.21                      0.28
   -----------------------------------------------------------------------------------------------------------
        Total                                 2,782            $111,926,532.42                    100.00%
   -----------------------------------------------------------------------------------------------------------

Original Term to Maturity of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Original Term to                Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Maturity (months)                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
    121       to      180                      931             $29,782,888.57                      26.61%
    181       to      240                    1,842              81,757,510.06                      73.05
    241       to      300                        9                 386,133.79                       0.34
   ------------------------------------------------------------------------------------------------------------
        Total                                2,782            $111,926,532.42                     100.00%
   ------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Group III Mortgage
Loans as of the Statistical Calculation Date is approximately 224 months.

Remaining Term to Maturity of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Remaining Term to               Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Maturity (months)                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
     0      to        60                        5                $161,451.98                      0.14%
    61      to       120                      282               8,378,598.43                      7.49
   121      to       180                      773              25,798,236.24                     23.05
   181      to       240                    1,722              77,588,245.77                     69.32
   -----------------------------------------------------------------------------------------------------------
       Total                                2,782            $111,926,532.42                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Group III
Mortgage Loans as of the Statistical Calculation Date is approximately 206 months.

Initial Group III Mortgage Loans

Year of Origination of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Year of Origination                          Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
          2001                                1,721            $77,557,445.77                    69.29%
          2000                                    1                 30,800.00                     0.03
          1999                                   59              2,141,761.96                     1.91
          1998                                  280              9,523,188.97                     8.51
          1997                                  234              7,687,559.53                     6.87
          1996                                  158              4,197,162.86                     3.75
          1995                                  214              6,934,582.61                     6.20
          1994                                   52              1,541,926.28                     1.38
          1993                                   25                752,406.91                     0.67
          1992                                   22                914,413.16                     0.82
          1991                                    7                259,150.58                     0.23
          1990                                    7                271,858.06                     0.24
          1989                                    2                114,275.73                     0.10
   -----------------------------------------------------------------------------------------------------------
         Total                                2,782           $111,926,532.42                   100.00%
   -----------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Group III Mortgage
Loan as of the Statistical Calculation Date is October 1989 and the latest month and year of origination of any initial Group III Mortgage Loan as of the
Statistical Calculation Date is August 2001.

Occupancy Type of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Occupancy Type                               Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Owner Occupied                            2,772            $111,550,078.32                    99.66%
   Non-Owner Occupied                           10                 376,454.10                     0.34
   -----------------------------------------------------------------------------------------------------------
          Total                              2,782            $111,926,532.42                   100.00%
   -----------------------------------------------------------------------------------------------------------

Credit Quality of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Credit Quality                               Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Excellent                                1,923               $81,068,101.53                    72.43%
   Superior                                   455                17,675,023.47                    15.79
   Good                                       251                 8,632,093.95                     7.71
   Fair                                        39                 1,319,153.45                     1.18
   Non-Prime                                   11                 3,232,160.02                     2.89
   -----------------------------------------------------------------------------------------------------------
        Total                               2,782              $111,926,532.42                   100.00%
   -----------------------------------------------------------------------------------------------------------

Credit Grades run from Excellent to Superior to Good to Fair to Non-Prime in descending order.

Initial Group III Mortgage Loans

Geographic Distribution of Mortgaged Properties Securing
Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   State                                        Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   California                                  476            $25,288,204.70                    22.59%
   Illinois                                    222              8,644,528.91                     7.72
   New York                                    175              6,841,783.84                     6.11
   Washington                                  136              5,733,729.46                     5.12
   Michigan                                    162              5,418,548.50                     4.84
   Ohio                                        160              5,358,042.94                     4.79
   Florida                                     151              5,303,023.35                     4.74
   New Jersey                                  127              4,893,817.10                     4.37
   Arizona                                     119              4,350,318.59                     3.89
   Georgia                                     114              4,051,606.46                     3.62
   Virginia                                    107              3,978,182.94                     3.55
   Colorado                                     90              3,943,150.94                     3.52
   Maryland                                     81              3,613,551.87                     3.23
   Pennsylvania                                 79              2,929,524.25                     2.62
   Indiana                                      75              2,724,724.33                     2.43
   Missouri                                     75              2,456,096.59                     2.19
   Oregon                                       61              2,401,962.73                     2.15
   Others (<2%)                                372             13,995,734.92                    12.50
   ----------------------------------------------------------------------------------------------------------
        Total                                2,782            $111,926,532.42                   100.00%
   ----------------------------------------------------------------------------------------------------------

No more than approximately 0.52% of the initial Group III Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratios of Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
   Debt-to-Income                  Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Ratios(%)                                    Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
      5.001       to    10.000                     1                $31,292.72                      0.03%
     10.001       to    15.000                     5                268,455.91                      0.24
     15.001       to    20.000                    26              1,114,293.48                      1.00
     20.001       to    25.000                    96              3,751,409.07                      3.35
     25.001       to    30.000                   189              7,199,668.42                      6.43
     30.001       to    35.000                   314             11,240,824.82                     10.04
     35.001       to    40.000                   372             14,035,337.75                     12.54
     40.001       to    45.000                   501             19,788,765.71                     17.68
     45.001       to    50.000                   626             25,302,839.47                     22.61
     50.001       to    55.000                   652             29,193,645.07                     26.08
   -----------------------------------------------------------------------------------------------------------
         Total                                 2,782           $111,926,532.42                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Group III Mortgage
Loans as of the Statistical Calculation Date is approximately 42.89%.

Initial Group III Mortgage Loans

Prepayment Penalty for Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Months Applicable                            Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   No Prepayment Penalty                       1,085          $35,831,997.71                     32.01%
             24                                   12              544,346.78                      0.49
             36                                  461           22,030,296.18                     19.68
             48                                    5              259,727.80                      0.23
             60                                1,219           53,260,163.95                     47.58
   -----------------------------------------------------------------------------------------------------------
           Total                               2,782         $111,926,532.42                    100.00%
   -----------------------------------------------------------------------------------------------------------

Origination Channel for Initial Group III Mortgage Loans

                                                                        Unpaid      Percentage of Statistical
                                    Number of Initial        Principal Balance     Calculation Date Principal
                                   Group III Mortgage     of Initial Group III   Balance of Initial Group III
   Origination Channel                          Loans           Mortgage Loans                 Mortgage Loans
   -------------------------------------------------------------------------------------------------------
   Direct Mail                                 1,327          $56,673,173.09                     50.63%
   Acquisitions                                  940           30,169,022.36                     26.95
   Broker                                        515           25,084,336.97                     22.41
   -----------------------------------------------------------------------------------------------------------
           Total                               2,782         $111,926,532.42                    100.00%
   -----------------------------------------------------------------------------------------------------------

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